UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR
  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-06351

                               Green Century Funds

                                 29 Temple Place
                                    Suite 200
                                   Boston, MA 02111
                   ------------------------------------------
                   (Address of principal executive offices)

                     Green Century Capital Management, Inc.
                                 29 Temple Place
                                    Suite 200
                                Boston, MA 02111
                   ------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (617) 482-0800
                                                          --------------
                       Date of fiscal year end: July 31
                                                -------

                   Date of reporting period: July 31, 2004
                                             -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                                         ANNUAL REPORT
                           Green Century Balanced Fund
                             Green Century Equity Fund
[LOGO] Green Century Funds               July 31, 2004

  An Investment For Your Future.   29 Temple Place, Boston, Massachusetts 02111

             For information on the Green Century Funds(R), call
1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 9:00 am to 5:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.
--------------------------------------------------------------------------------
             Dear Green Century Funds Shareholder:

             We are pleased to present the 13/th/ Annual Report for the Green Century Funds. For a detailed discussion of the Funds' performance during the fiscal year ended July 31, 2004, see the following section entitled Management's Discussion of Fund Performance.
             While domestic financial markets were unsettled during the year, the environmental investing movement made significant progress. In November of 2003, institutional investors with over $1 trillion in assets under management met at the United Nations to discuss the risk of climate change to their portfolios. In his introductory remarks, Kofi Annan, the Secretary General of the U.N. said, "And let me start by saying that there has never been so much money in one room at the United Nations [laughter]. Please leave some behind. We need it." The meeting produced a coalition of union, state, and city pension funds working together to press companies to act on the risks and opportunities presented by climate change.
             Then, in April of 2004, the California Public Employees' Retirement System (CalPERS), the largest U.S. pension plan with $168 billion in investments, announced an environmental investing initiative that catapulted CalPERS into the vanguard of environmental investors. As part of the so-called Green Wave initiative, CalPERS committed to an investment of up to $500 million in environmentally screened stock funds.
             California's state treasurer explained the reasons for this new initiative in a press release stating: "Now is the time for California to catch the 'Green Wave' of smart environmental investments and responsible corporate environmental leadership...The evidence is in: publicly traded companies that act in an environmentally responsible manner do not just clear the air, land and water of pollutants, but also improve their bottom line for shareholders."
             Green Century Capital Management (Green Century) agrees and continues to believe that environmentally responsible companies may enjoy higher profitability through lower costs, stronger relationships with customers, and participation in growth sectors of the market. The Green Century Funds' environmental criteria limit the available investments compared with funds with no such criteria, which could cause each Fund's investment performance to be worse or better than similar funds with no environmental criteria. To have one of the largest investors in the U.S. promoting these concepts and acting on them, we believe is a significant milestone for the environmental investing movement.

             Shareholder Advocacy--While major institutional investors increased their involvement in environmental investing during the year, Green Century continued to make strides in its work as an institutional shareholder activist. A key part of Green Century's mission is to promote corporate environmental responsibility through active dialogue with companies. As investors, we are in a unique position to do so. Executives are often more comfortable discussing their environmental record with their own shareholders than with other groups.
             In the past year, we have expanded our program by starting campaigns on important issues such as protecting our forests and reducing toxic chemical use, and we have deepened our commitment to existing efforts to eliminate e-waste and preserve the Arctic National Wildlife Refuge. We thank you, our shareholders, for supporting this work through your investment in the Green Century Funds. Your support enables us to speak with some of the world's largest corporations in support of our environment.
             Zero Waste--Green Century's Zero Waste program encourages companies to take responsibility for the environmental impact of their products. This includes the effects that a product's production, use, and disposal have on our environment. Our major focus this year was on Dell, Inc.
(Dell)*. According to the Environmental Protection Agency (EPA), more than two million tons of high-tech electronics are dumped in U.S. landfills each year, and only about 10 percent of discarded personal computers are recycled. The EPA expects 250 million computers to become obsolete in the U.S. alone in the next five years, each containing toxic chemicals that can leach into soil and groundwater and endanger public health.
             Green Century asked Dell to implement a comprehensive program to reduce e-waste. In June 2004, Green Century and a coalition of other concerned groups met with Chairman Michael Dell to discuss ways in which Dell can increase recycling rates and eliminate toxic materials from new products. One request by the coalition was that the company offer free recycling for retail customers. We were gratified to see that, on July 13/th/, Dell eliminated its $15 fee to consumers for recycling, albeit on a trial basis. Dell has also made initial progress in setting up systems to reuse or recycle computers discarded by corporate customers, which make up about 80% of Dell's business. Green Century will continue to work with Dell to help create a complete e-waste solution.
             Life's Essentials--Through this program, Green Century works to protect our most precious resources: the air we breathe, the water we drink, and the food we eat. Currently, we are working to convince Kraft Foods Inc. (Kraft)* to take the risks associated with genetically engineered (GE) foods more seriously, including removing GE ingredients from its products and promoting improved consumer choice through clear labeling of GE foods. When Green Century and a coalition of others met with Kraft executives in July, Kraft made it clear that they currently have no intention of phasing out genetically engineered ingredients. Green Century is hopeful that continued discussions will persuade Kraft to change its policies.
             Wilderness Preservation--The top priority of Green Century's effort to preserve critical wildlife habitats and open space is to protect the Arctic National Wildlife Refuge (the Refuge) from oil drilling. We have taken the lead in encouraging ConocoPhillips*, Alaska's top oil producer, to pledge not to drill in the Refuge. After meeting with company executives in March, we traveled to Houston again in May to attend ConocoPhillips' annual shareholder meeting and speak in support of our resolution asking for a report on the company's plans to drill in the Refuge. Over 9% of ConocoPhillips' shareholders supported our resolution, a significant level of support for a first-year resolution. Green Century has called on

* As of July 31, 2004, Dell, Inc. comprised 1.61% of the Green Century Equity Fund and 0% of the Green Century Balanced Fund, and neither of the Green Century Funds was invested in ConocoPhillips or Kraft. References to specific securities do not constitute an endorsement of these securities by the Funds, their adviser, or their distributor.

                                      2

ConocoPhillips to recognize this shareholder concern and pledge not to drill in the Refuge. We are also urging the company to cancel its membership in Arctic Power, an industry lobbying group that promotes opening the Refuge to drilling.
             In the next year, Green Century will continue to use its power as a shareholder to advocate that corporations adopt strong and effective environmental policies, and we will continue to seek to make investments in corporations that have these policies. Thank you for supporting these efforts by investing in the Green Century Funds.

             Respectfully,

             Green Century Capital Management

  The Green Century Funds' proxy voting guidelines and a record of the Funds' proxy votes for the year ended June 30, 2004 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN,
  (iii) sending an email to info@greencentury.com, and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

  The Green Century Funds will file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Green Century Funds' Forms N-Q will be available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by emailing a request to info@greencentury.com.

                                      3

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND
   Investment Objective--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

   Portfolio Orientation--In the fiscal year ended July 31, 2004, equity holdings continued to focus on smaller-capitalization growth companies that the Fund's portfolio manager anticipates will have earnings growth greater than that of the overall market, a rate of growth that he believes has the potential to generate competitive stock performance in the long term. Many of the environmentally distinguished companies in which the Fund seeks to invest tend to fit into this category. Investments in such companies may offer greater opportunities for growth as well as greater risks for price fluctuations than larger, more established companies. Smaller companies may lack the management experience, financial resources and product diversification of larger companies, and the frequency and volume of their trading may be less than that of larger companies. The fixed-income portion of the portfolio is comprised of debt of investment and non-investment grade environmentally responsible companies. The Balanced Fund may also invest up to 35% of its net assets in high yield, below investment grade bonds, which involves greater risk than investing in more highly rated bonds, including the possibility of late payments, default or bankruptcy.
   During the year, the portfolio manager increased the Fund's exposure to more cyclical companies such as Presstek/1/ (environmentally sensitive commercial printing equipment and supplies) and Ionics/1/ (water filtration), while reducing exposure to the healthcare sector. These changes were intended to take advantage of an upturn in the economy. While the recovery has been lack-luster, the portfolio manager believes that the recovery will continue, and has aimed to position the Fund accordingly.

Medical Products                13.5%
Internet Products & Services    13.2%
Alternative/Renewable           12.3%
Other*                           9.9%
Food & Beverage                  9.7%
Healthy Living                   7.8%
Telecommunications               7.4%
Healthcare                       6.8%
Office Equipment                 5.1%
Consumer Goods & Services        4.3%
Entertainment                    3.8%
Capital Goods                    3.2%
Technology                       3.0%
                               ------
                               100.0%

   Economic Environment--Early in the fiscal year, robust economic growth in the U.S., combined with generally strong corporate earnings reports, contributed to rising equity prices. However, toward the end of the fiscal year, and by the time of this writing in August of 2004, the economic recovery had hit an apparent soft patch of slower growth. Possible contributing factors included: record high prices for oil; rising interest rates; the stirrings of inflationary pressure; the ongoing war in Iraq; and continued fears of terrorist attacks. The resulting downward pressure on equity prices had a strong negative impact during the latter half of the year on many of the small stocks held by the Balanced Fund--some of which had risen significantly during the first half. Looking ahead, the portfolio manager believes that there will be a resumption of economic growth in the U.S., and that corporate earnings and interest rates will both rise. What may be less clear is how much and when interest rates will rise. While higher interest rates are never good for bonds, high-yield bonds have historically outperformed investment grade corporate and U.S. Treasury bonds during periods of rising rates. The Fund's portfolio manager believes the Balanced Fund is well-positioned in this environment.
   *Other is comprised of Office Furniture, 2.1%; Apparel, 2.1%; Financials, 2.0%; Machinery, 1.7%; Banks, 1.3%; Cash Equivalents & Other Assets, 0.4%; Forest Products & Paper, 0.3%

                                      4

   Investment Strategy and Performance--The Balanced Fund's portfolio manager believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.
   The Balanced Fund's total return for the fiscal year ended July 31, 2004 was 2.49%, compared to 10.27% for the Lipper Balanced Fund Index./2/ Additional return information follows:*

-------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------------
Green Century Balanced Fund                             One Year Five Years Ten Years
-------------------------------------------------------------------------------------
       June 30, 2004....... Green Century Balanced Fund  17.43%    10.67%    10.72%
                            Lipper Balanced Fund Index   12.64%     2.18%     8.94%
-------------------------------------------------------------------------------------
       July 31, 2004....... Green Century Balanced Fund   2.49%     7.42%     9.51%
                            Lipper Balanced Fund Index   10.27%     2.18%     8.49%
-------------------------------------------------------------------------------------

* The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance current to the most recent month-end, please call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

   The Balanced Fund underperformed the Lipper Balanced Fund Index for the fiscal year ended July 31, 2004. The portfolio manager believes that this is due to small capitalization growth stocks retreat, including many of those held in the Balanced Fund's portfolio, as investors reacted to the uncertain economic conditions described above. In addition, two sectors in which the Fund was invested--alternative/renewable energy and biotechnology--underperformed the overall equity markets in recent months, as investors rotated their investments away from earlier-stage companies.
   Several of the Fund's holdings performed well during the year, including:
Whole Foods Market/1/, the nation's largest retailer of natural and organic foods, Lion's Gate Entertainment/1/, the distributor of Michael Moore's documentary, Farenheit 911, and Polymedica/1/, a supplier of devices and supplies that aid diabetics. Chiquita Brands International/1/, the well-known grower of bananas and other fruits, was also among the Fund's top performers, aided in part by the company's recent business restructuring which includes new, best-in-class environmental and social policies. On the down side, three companies in the health care sector--Surmodics/1/, Staar Surgical/1/ and Conceptus/1/--hurt the Fund's performance.
   The following graph presents the long-term performance of the Balanced Fund.*

            Green Century                              Lipper Balanced
            Balanced Fund       S&P 500(R) Index             Index
            -------------       ----------------             -----
7/31/1994     10,000                 10,000                  10,000
7/31/1995     11,589      15.89%     12,611       26.11%     11,534      15.34%
7/31/1996     12,877      11.11%     14,701       16.57%     12,636       9.55%
7/31/1997     16,188      25.72%     22,366       52.14%     16,535      30.86%
7/31/1998     16,523       2.07%     26,678       19.28%     18,307      10.72%
7/31/1999     17,338       4.93%     32,067       20.20%     20,274      10.74%
7/31/2000     33,556      93.54%     34,946        8.98%     21,516       6.13%
7/31/2001     27,117     -19.19%     29,938      -14.33%     21,333      -0.85%
7/31/2002     17,680     -34.80%     22,864      -23.63%     18,729     -12.21%
7/31/2003     24,192      36.83%     25,297       10.64%     20,476       9.33%
7/31/2004     24,794       2.49%     28,628       13.17%     22,579      10.27%

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Balanced Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.


                                      5

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

   Investment Objective--The Green Century Equity Fund seeks long-term total return which matches the performance of an index comprised of the stocks of 400 companies selected based on environmental and social criteria.

   Portfolio Orientation--The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the Domini Social Index Portfolio (the "Index Portfolio"), which has the same investment objective as the Equity Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental and social criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risks associated with investing in the stock market. In addition, the larger companies in which the Equity Fund's portfolio is primarily invested may perform worse than the stock market as a whole.
   In evaluating stocks for inclusion in the Index Portfolio, a company's environmental performance, corporate citizenship, employee relations, product quality, and attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.

Financials                     23.2%
Information Technology         21.9%
Consumer Discretionary         13.9%
Health Care                    12.7%
Consumer Staples               12.5%
Industrials                     6.0%
Telecommunication Services      5.9%
Other*                          3.9%
                              ------
                              100.0%

   Investment Strategy and Performance--The Equity Fund's administrator believes that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. The Equity Fund's administrator also believes that such investments may, over the long-term, be able to provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

   *Other includes: Energy, 1.6%; Materials, 1.6%; Utilities, 0.7%; Other Assets & Liabilities, 0.4%

                                      6

   The Green Century Equity Fund's total return for the fiscal year ended July 31, 2004 was 10.61%, while the Standard & Poor's 500(R) Index (the "S&P 500(R) Index")/3/ returned 13.17%. Additional returns for various time periods are:*

    ------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
    ------------------------------------------------------------------------
    Green Century Equity Fund               One Year Five Years Ten Years/4/
    ------------------------------------------------------------------------
    June 30, 2004 Green Century Equity Fund  18.46%    -3.63%     10.90%
                  S&P 500(R) Index           19.11%    -2.20%     11.83%
    ------------------------------------------------------------------------
    July 31, 2004 Green Century Equity Fund  10.61%    -3.85%     10.16%
                  S&P 500(R) Index           13.17%    -2.24%     11.09%
    ------------------------------------------------------------------------

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance current to the most recent month-end, please call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

   The performance of the Fund was hurt, relative to the S&P 500(R) Index, in part by an under-weighting of the energy and industrial sectors, the top two performing sectors over the past twelve months. The Fund did not hold strong-performing energy stocks Exxon Mobil/1/, ChevronTexaco/1/ and ConocoPhillips/1/. Stocks excluded from the industrial sector, including General Electric/1/ and Boeing/1/, also had strong returns, as did Altria/1/ (formerly Phillip Morris).
   The performance of the Fund was helped, relative to the S&P 500(R) Index, in part by an over-weighting of the consumer discretionary and technology sectors, and specifically by a few stocks that performed better than others within their sectors. Within consumer discretionary, over-weighted stock Time Warner/1/ gained, while Viacom/1/, an excluded stock, fell. Also in consumer discretionary, over-weighted stocks eBay/1/, McDonald's/1/, and Starbucks/1/ helped relative performance. Within the technology sector, the over weighting of Microsoft/1/ and Yahoo/1/ boosted performance. Additional stocks that helped relative performance were QualComm/1/ and Procter and Gamble/1/.
   The following graph presents the long-term performance of the Equity Fund.*

           Green Century
            Equity Fund         S&P 500(R) Index
            -----------         ----------------
7/31/1994     10,000                10,000
7/31/1995     12,428      24.28%     12,611       26.11%
7/31/1996     14,188      14.16%     14,701       16.57%
7/31/1997     21,727      53.14%     22,366       52.14%
7/31/1998     26,359      21.32%     26,678       19.28%
7/31/1999     32,043      21.56%     32,067       20.20%
7/31/2000     34,484       7.62%     34,946        8.98%
7/31/2001     28,160     -18.34%     29,938      -14.33%
7/31/2002     21,494     -23.67%     22,864      -23.63%
7/31/2003     23,809      10.77%     25,297       10.64%
7/31/2004     26,335      10.61%     28,628       13.17%

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses.

                                      7

/1/ As of July 31, 2004, neither of the Green Century Funds was invested in ConocoPhillips, Exxon Mobil, Chevron Texaco, General Electric, Boeing, Altria or Viacom. As of July 31, 2004, the following companies comprised the following percentages of the Green Century Equity Fund: Time Warner 1.31%, eBay 0.92%, McDonald's 0.62%, Starbucks 0.34%, Microsoft 5.53%, Qualcomm 1.01%, Procter and Gamble 2.42%, Yahoo 0.75%, Whole Foods Market 0.09%, and Ionics 0.01%. As of July 31, 2004, the following companies comprised the following percentages of the Green Century Balanced Fund: Presstek 1.69%, Ionics 3.22%, Whole Foods Market 4.90%, Lion's Gate Entertainment 3.80%, Surmodics 4.75%, Staar Surgical 3.15%, PolyMedica 3.63%, Chiquita Brands International 4.85%, and Conceptus 1.93%. Holdings may change due to ongoing management. References to specific securities do not constitute an endorsement of these securities by the Funds, their advisers, or their distributor.
/2/ Lipper Analytical Services, Inc. ("Lipper") is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.
/3/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500(R) Index.
/4/ The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its investable assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of charges and expenses of the Fund.
This material must be preceded or accompanied by a current prospectus.
Distributor: UMB Distribution Services LLC 9/04

                                      8

                              GREEN CENTURY FUNDS
                                EXPENSE EXAMPLE

                    For the six months ended July 31, 2004

             As a shareholder of the Green Century Funds (the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees (for the Green Century Balanced Fund only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
             The Example is based on an investment of $1,000 invested at the beginning of the most recent six-month fiscal period and held for the entire period from February 1, 2004 to July 31, 2004 (the "period").

Actual Expenses
             The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
             The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
             Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

                                       BALANCED FUND                       EQUITY FUND
                             ---------------------------------- ----------------------------------
                              BEGINNING   ENDING     EXPENSES    BEGINNING   ENDING     EXPENSES
                               ACCOUNT   ACCOUNT   PAID DURING    ACCOUNT   ACCOUNT   PAID DURING
                                VALUE     VALUE    PERIOD ENDED    VALUE     VALUE    PERIOD ENDED
                             FEBRUARY 1, JULY 31,    JULY 31,   FEBRUARY 1, JULY 31,    JULY 31,
                                2004       2004      2004/1/       2004       2004     2004/1,2/
Actual Example..............  $1,000.00  $  864.20    $11.05     $1,000.00  $  975.30    $7.37
Hypothetical Example,
 assuming a 5% return before
 expenses...................   1,000.00   1,001.15     11.87      1,000.00   1,010.00     7.50

/1/ Expenses are equal to the Funds' annualized expense ratios for the period (2.39% for the Balanced Fund and 1.50% for the Equity Fund), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
/2 /The Example reflects the expenses of both the Index Portfolio and the Equity Fund.

                                      9

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2004

           COMMON STOCKS -- 66.3%
                                                 SHARES      VALUE
           Medical Products -- 13.5%
           Conceptus, Inc. (b).................   100,000 $   975,000
           Physiometrix, Inc. (b)..............    25,000      40,000
           PolyMedica Corp.....................    60,000   1,827,600
           STAAR Surgical Co. (b)..............   300,000   1,587,000
           SurModics, Inc. (b).................   100,000   2,392,000
                                                          -----------
                                                            6,821,600
                                                          -----------
           Internet Products & Services -- 9.2%
           Audible, Inc. (b)...................    94,999   1,210,382
           Intraware, Inc. (b)................. 1,000,000   1,480,000
           NetFlix, Inc. (b)...................    25,000     512,500
           RealNetworks, Inc. (b)..............   140,000     789,600
           Redback Networks, Inc. (b)..........   125,000     667,500
                                                          -----------
                                                            4,659,982
                                                          -----------
           Alternative/Renewable Energy -- 7.9%
           Fuel-Tech N.V. (b)..................   250,000   1,112,500
           Quantum Fuel Systems Technologies
            Worldwide, Inc. (b)................   275,000   1,567,500
           Vestas Wind Systems A/S (b)(c)......   100,000   1,279,228
                                                          -----------
                                                            3,959,228
                                                          -----------
           Healthcare -- 6.8%
           AtheroGenics, Inc. (b)..............   145,870   2,097,611
           Flamel Technologies S.A. American
            Depository Receipt (b).............    70,000   1,319,150
                                                          -----------
                                                            3,416,761
                                                          -----------
           Healthy Living -- 6.3%
           NBTY, Inc. (b)......................    33,000     718,080
           Whole Foods Market, Inc. (d)........    30,000   2,469,600
                                                          -----------
                                                            3,187,680
                                                          -----------
           Food & Beverage -- 4.9%
           Chiquita Brands International,
            Inc. (b)...........................   125,000   2,442,500
                                                          -----------
           Entertainment -- 3.8%
           Lions Gate Entertainment Corp. (b)..   250,000   1,915,000
                                                          -----------
           Capital Goods -- 3.2%
           Ionics, Inc. (b)....................    60,000   1,622,400
                                                          -----------
           Technology -- 3.0%
           Avid Technology, Inc. (b)...........     5,000     233,700

                                              SHARES       VALUE
             Technology -- (continued)
             Packeteer, Inc. (b)............     50,000 $   469,000
             ThermoGenesis Corp. (b)........    200,000     830,000
                                                        -----------
                                                          1,532,700
                                                        -----------
             Office Furniture -- 2.1%
             Herman Miller, Inc.............     40,000   1,072,000
                                                        -----------
             Apparel -- 2.1%
             The Timberland Co. (b).........     18,000   1,044,720
                                                        -----------
             Machinery -- 1.7%
             Presstek, Inc. (b).............    100,000     854,000
                                                        -----------
             Banks -- 1.3%
             Wainwright Bank & Trust Co.....     55,000     652,300
                                                        -----------
             Forest Products & Paper -- 0.3%
             Mercer International, Inc. (b).     14,000     137,200
                                                        -----------
             Telecommunications -- 0.2%
             Zhone Technologies, Inc. (b)...     25,000      76,750
                                                        -----------
             Total Common Stocks
              (Cost $33,086,918)............             33,394,821
                                                        -----------
             CORPORATE BONDS & NOTES -- 33.3%
                                             PRINCIPAL
                                              AMOUNT
             Telecommunications -- 7.2%
             Charter Communications
              Holdings LLC
              8.625%, due 4/1/09............ $2,000,000   1,520,000
             Nextel Communications, Inc.
              7.375%, due 8/1/15............  2,000,000   2,110,000
                                                        -----------
                                                          3,630,000
                                                        -----------
             Office Equipment -- 5.1%
             Xerox Corp.
              7.625%, due 6/15/13...........  2,500,000   2,575,000
                                                        -----------
             Food & Beverage -- 4.8%
             Dean Foods Co.
              8.15%, due 8/1/07.............  1,300,000   1,417,000
             Dean Foods Co.
              6.90%, due 10/15/17...........  1,000,000   1,002,500
                                                        -----------
                                                          2,419,500
                                                        -----------

                                      10

                          GREEN CENTURY BALANCED FUND
                    PORTFOLIO OF INVESTMENTS -- (concluded)

                                 July 31, 2004

                                             PRINCIPAL
                                              AMOUNT       VALUE
           Alternative/Renewable Energy -- 4.4%
           Calpine Corp.
            8.625%, due 8/15/10............. $1,000,000 $   625,000
           Calpine Corp.
            8.75%, due 7/15/13..............  2,000,000   1,610,000
                                                        -----------
                                                          2,235,000
                                                        -----------
           Consumer Goods & Services -- 4.3%
           Kindercare Learning Centers
            9.50%, due 2/15/09..............  1,151,000   1,176,897
           Nebraska Book Co.
            8.625%, due 3/15/12.............  1,000,000     995,000
                                                        -----------
                                                          2,171,897
                                                        -----------
           Internet Products & Services -- 4.0%
           Akamai Technologies, Inc.
            5.50%, due 7/1/07...............  2,000,000   2,030,000
                                                        -----------
           Financials -- 2.0%
           SLM Corp.
            4%, due 7/25/14 (e).............  1,000,000     992,420
                                                        -----------
           Healthy Living -- 1.5%
           NBTY, Inc.
            8.625%, due 9/15/07.............    750,000     761,250
                                                        -----------
           Total Corporate Bonds and Notes
            (Cost $17,268,154)..............             16,815,067
                                                        -----------
           SHORT-TERM OBLIGATION -- 0.6%
           Repurchase Agreement -- 0.6%
           Investors Bank & Trust
            Repurchase Agreement, dated 7/30/04,
            due 8/2/04, proceeds $298,860
            (collateralized by U.S. Treasury Bill,
            4%, due 12/09/04, value $313,000)
            (Cost $298,839)............................     298,839
                                                        -----------
           TOTAL INVESTMENTS (a) -- 100.2%
             (Cost $50,653,911)......................    50,508,727
           Liabilities less Other Assets -- (0.2)%.....    (111,203)
                                                        -----------
           NET ASSETS -- 100.0%........................ $50,397,524
                                                        ===========

                                                 NUMBER OF
                                                 CONTRACTS  VALUE
              CALL OPTIONS WRITTEN --
              Whole Foods Market, Inc., expiring
               11/20/04, exercise price $105.00.    200    $12,000
                                                           -------
              Total Call Options Written
               (Premiums received $20,360)......           $12,000
                                                           =======

--------
(a)The cost of investments, including call options written, for federal income tax purposes is $50,696,913 resulting in gross unrealized appreciation and depreciation of $4,022,933 and $4,223,119, respectively, or net unrealized depreciation of $200,186.
(b)Non-income producing security.
(c)Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada.
(d)All or a portion of this security has been segregated as collateral to cover call options written.
(e)Floating rate bond. Rate shown is currently in effect at July 31, 2004.

                       See Notes to Financial Statements

                                      11

                          GREEN CENTURY BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 July 31, 2004

  ASSETS:
  Investments, at value (cost $50,653,911)...................... $ 50,508,727
  Receivables for:
   Capital stock sold...........................................       50,207
   Interest.....................................................      396,255
                                                                 ------------
     Total assets...............................................   50,955,189
                                                                 ------------
  LIABILITIES:
  Payable for securities purchased..............................      399,852
  Payable for capital stock repurchased.........................       39,847
  Accrued expenses..............................................      105,966
  Written options (premiums received $20,360)...................       12,000
                                                                 ------------
     Total liabilities..........................................      557,665
                                                                 ------------
  NET ASSETS.................................................... $ 50,397,524
                                                                 ============
  NET ASSETS CONSIST OF:
  Paid-in capital............................................... $ 72,065,967
  Undistributed net investment income...........................       24,807
  Undistributed net realized loss on investments................  (21,556,426)
  Net unrealized depreciation on investments....................     (136,824)
                                                                 ------------
  NET ASSETS.................................................... $ 50,397,524
                                                                 ============
  SHARES OUTSTANDING............................................    3,570,605
                                                                 ============
  NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $      14.11
                                                                 ============

                          GREEN CENTURY BALANCED FUND
                            STATEMENT OF OPERATIONS
                       For the year ended July 31, 2004

     INVESTMENT INCOME:
     Interest income........................................ $  1,761,692
     Dividend income (net of $303 foreign withholding taxes)      220,497
                                                             ------------
        Total investment income.............................    1,982,189
                                                             ------------
     EXPENSES:
     Administrative services fee............................      881,315
     Investment advisory fee................................      483,816
     Distribution fee.......................................      161,272
                                                             ------------
        Total expenses......................................    1,526,403
                                                             ------------
     NET INVESTMENT INCOME..................................      455,786
                                                             ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on:
      Investments...........................................   14,406,952
      Options written.......................................       17,280
                                                             ------------
                                                               14,424,232
     Change in net unrealized appreciation/depreciation on:
      Investments...........................................  (10,206,483)
      Options written.......................................       (6,670)
                                                             ------------
                                                              (10,213,153)
                                                             ------------
     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........    4,211,079
                                                             ------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS... $  4,666,865
                                                             ============

                       See Notes to Financial Statements

                                      12

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE       FOR THE
                                                                                          YEAR ENDED    YEAR ENDED
                                                                                         JULY 31, 2004 JULY 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income................................................................. $    455,786  $    580,944
  Net realized gain (loss) on investments and options written...........................   14,424,232    (9,389,543)
  Change in net unrealized appreciation/depreciation on investments and options written.  (10,213,153)   22,023,009
                                                                                         ------------  ------------
  Net increase in net assets resulting from operations..................................    4,666,865    13,214,410
                                                                                         ------------  ------------
Dividends and distributions to shareholders:
  From net investment income............................................................     (480,216)     (590,425)
                                                                                         ------------  ------------
Capital share transactions:
  Proceeds from sales of shares.........................................................   38,252,325    67,621,583
  Reinvestment of dividends and distributions...........................................      466,205       571,763
  Payments for shares redeemed..........................................................  (63,813,770)  (45,736,237)
                                                                                         ------------  ------------
  Net increase (decrease) in net assets resulting from capital share transactions.......  (25,095,240)   22,457,109
                                                                                         ------------  ------------
Total increase (decrease) in net assets.................................................  (20,908,591)   35,081,094
NET ASSETS:
  Beginning of year.....................................................................   71,306,115    36,225,021
                                                                                         ------------  ------------
  End of year........................................................................... $ 50,397,524  $ 71,306,115
                                                                                         ============  ============

                          GREEN CENTURY BALANCED FUND
                             FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED JULY 31,
                                                          ---------------------------------------------
                                                            2004     2003     2002      2001      2000
Net Asset Value, beginning of year....................... $ 13.88  $ 10.30  $ 15.94   $ 23.56   $ 12.21
                                                          -------  -------  -------   -------   -------
Income from investment operations:
  Net investment income..................................    0.12     0.16     0.14      0.10      0.07
  Net realized and unrealized gain (loss) on investments.    0.23     3.59    (5.66)    (4.10)    11.35
                                                          -------  -------  -------   -------   -------
Total increase (decrease) from investment operations.....    0.35     3.75    (5.52)    (4.00)    11.42
                                                          -------  -------  -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income...................   (0.12)   (0.17)   (0.12)    (0.11)    (0.07)
  Distributions from net realized gains..................      --       --       --     (3.51)       --
                                                          -------  -------  -------   -------   -------
Total decrease from dividends and distributions..........   (0.12)   (0.17)   (0.12)    (3.62)    (0.07)
                                                          -------  -------  -------   -------   -------
Net Asset Value, end of year............................. $ 14.11  $ 13.88  $ 10.30   $ 15.94   $ 23.56
                                                          =======  =======  =======   =======   =======
Total return.............................................    2.49%   36.83%  (34.80)%  (19.19)%   93.54%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)..................... $50,398  $71,306  $36,225   $63,654   $55,081
  Ratio of expenses to average net assets................    2.37%    2.44%    2.39%     2.35%     2.48%
  Ratio of net investment income to average net assets...    0.71%    1.51%    0.95%     0.60%     0.50%
  Portfolio turnover.....................................      81%      94%      70%       91%      116%

                       See Notes to Financial Statements

                                      13

                           GREEN CENTURY EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2004

  ASSETS:
  Investment in Domini Social Index Portfolio, at value......... $33,176,679
  Receivable for capital stock sold.............................      11,469
                                                                 -----------
     Total assets...............................................  33,188,148
                                                                 -----------
  LIABILITIES:
  Accrued expenses..............................................      35,662
                                                                 -----------
     Total liabilities..........................................      35,662
                                                                 -----------
  NET ASSETS.................................................... $33,152,486
                                                                 ===========
  NET ASSETS CONSIST OF:
  Paid-in capital............................................... $37,208,691
  Undistributed net realized loss on investment.................  (6,132,375)
  Net unrealized appreciation on investment.....................   2,076,170
                                                                 -----------
  NET ASSETS.................................................... $33,152,486
                                                                 ===========
  SHARES OUTSTANDING............................................   1,823,686
                                                                 ===========
  NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $     18.18
                                                                 ===========

                           GREEN CENTURY EQUITY FUND
                            STATEMENT OF OPERATIONS

                       For the year ended July 31, 2004

NET INVESTMENT INCOME FROM INDEX PORTFOLIO:
Investment income from Index Portfolio......................................................... $  482,561
Expenses from Index Portfolio..................................................................    (77,681)
                                                                                                ----------
   Net investment income from Index Portfolio..................................................    404,880
                                                                                                ----------
EXPENSES:
Administrative services fee....................................................................    408,012
                                                                                                ----------
NET INVESTMENT LOSS............................................................................     (3,132)
                                                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT:
Net realized loss on investment allocated from Index Portfolio.................................   (494,368)
Change in net unrealized appreciation/depreciation on investment allocated from Index Portfolio  3,588,747
                                                                                                ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT.................................................  3,094,379
                                                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................... $3,091,247
                                                                                                ==========


                       See Notes to Financial Statements

                                      14

                           GREEN CENTURY EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE       FOR THE
                                                                                          YEAR ENDED    YEAR ENDED
                                                                                         JULY 31, 2004 JULY 31, 2003
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..........................................................  $    (3,132)  $    14,537
  Net realized loss on investment allocated from Index Portfolio........................     (494,368)   (2,726,880)
  Change in net unrealized appreciation/depreciation on investment allocated from Index
   Portfolio............................................................................    3,588,747     5,621,263
                                                                                          -----------   -----------
  Net increase in net assets resulting from operations..................................    3,091,247     2,908,920
                                                                                          -----------   -----------
Dividends and distributions to shareholders:
  From net investment income............................................................      (26,089)           --
                                                                                          -----------   -----------
Capital share transactions:
  Proceeds from sales of shares.........................................................    4,410,893     5,012,958
  Reinvestment of dividends and distributions...........................................       25,478            --
  Payments for shares redeemed..........................................................   (3,696,092)   (5,961,427)
                                                                                          -----------   -----------
  Net increase (decrease) in net assets resulting from capital share transactions.......      740,279      (948,469)
                                                                                          -----------   -----------
Total increase in net assets............................................................    3,805,437     1,960,451
NET ASSETS:
  Beginning of year.....................................................................   29,347,049    27,386,598
                                                                                          -----------   -----------
  End of year...........................................................................  $33,152,486   $29,347,049
                                                                                          ===========   ===========

                           GREEN CENTURY EQUITY FUND
                             FINANCIAL HIGHLIGHTS

                                                                         FOR THE YEARS ENDED JULY 31,
                                                               ----------------------------------------------
                                                                 2004      2003     2002      2001      2000
Net Asset Value, beginning of year............................ $ 16.45   $ 14.85  $ 20.84   $ 26.42   $ 24.62
                                                               -------   -------  -------   -------   -------
Income from investment operations:
  Net investment income (loss)................................      --      0.01    (0.05)    (0.11)    (0.14)
  Net realized and unrealized gain (loss) on investment.......    1.74      1.59    (4.62)    (4.66)     2.02
                                                               -------   -------  -------   -------   -------
Total increase (decrease) from investment operations..........    1.74      1.60    (4.67)    (4.77)     1.88
                                                               -------   -------  -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income........................   (0.01)       --       --        --        --
  Distributions from net realized gains.......................      --        --    (1.32)    (0.81)    (0.08)
                                                               -------   -------  -------   -------   -------
Total decrease from dividends and distributions...............   (0.01)       --    (1.32)    (0.81)    (0.08)
                                                               -------   -------  -------   -------   -------
Net Asset Value, end of year.................................. $ 18.18   $ 16.45  $ 14.85   $ 20.84   $ 26.42
                                                               =======   =======  =======   =======   =======
Total return..................................................   10.61%    10.77%  (23.67)%  (18.34)%    7.62%
Ratios/Supplemental data:
  Net assets, end of year (in 000's).......................... $33,152   $29,347  $27,387   $35,037   $40,931
  Ratio of expenses to average net assets.....................    1.50%     1.50%    1.50%     1.50%     1.50%
  Ratio of net investment income (loss) to average net assets.   (0.01)%    0.05%   (0.26)%   (0.51)%   (0.59)%
  Portfolio turnover (a)......................................       8%        8%      13%       19%        9%

(a)Represents portfolio turnover for the Index Portfolio.

                       See Notes to Financial Statements

                                      15

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization and Significant Accounting Policies
   Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.
   The Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Index Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Index Portfolio as a partnership investment and records its share of the Index Portfolio's income, expenses and realized and unrealized gains and losses daily. The value of such investment reflects the Fund's proportionate interest in the net assets of the Index Portfolio (2.17% at July 31, 2004). The financial statements of the Index Portfolio are included elsewhere in this report and should be read in conjunction with the Equity Fund's financial statements.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust's significant accounting policies:
    (A)Balanced Fund Investment Valuation: Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market(R) and SmallCap/SM/ securities are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
       Equity Fund Investment Valuation: The Equity Fund records its investment in the Index Portfolio at fair value. Valuation of securities held by the Index Portfolio is discussed in Note 1 of the Index Portfolio's Notes to Financial Statements which are included elsewhere in this report.
    (B)Balanced Fund Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on

                                      16

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)

       bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
       Equity Fund Securities Transactions, Investment Income and
       Expenses: The Equity Fund records daily its proportionate share of the Index Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.
    (C)Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities.
       The Balanced Fund may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Balanced Fund continues to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
    (D)Repurchase Agreements: The Balanced Fund may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Balanced Fund's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Balanced Fund requires that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Balanced Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
    (E)Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
    (F)Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
    (G)Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date on all shares purchased on or after January 1, 2004. For the year ended July 31, 2004, the Balanced Fund and Equity Fund received $5,668 and $2,089, respectively, in redemption fees.


                                      17

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)

NOTE 2 -- Transactions With Affiliates
    (A)Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced
       Fund's average daily net assets.
    (B)Subadviser: Winslow Management Company ("Winslow"), a wholly owned subsidiary of Adams Harkness Asset Management, Inc., and formerly a division of Adams, Harkness & Hill, Inc., is the subadviser for the Balanced Fund. For its services, Winslow is paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually based on performance. For the year ended July 31, 2004, Green Century accrued fees of $372,573 to Winslow.
    (C)Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, are limited to 2.50% of the Fund's average daily net assets up to $30 million, 2.25% of the Fund's average daily net assets from $30 million to $100 million, and 1.75% of the Fund's average daily net assets in excess of $100 million, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index
       Portfolio (including investment advisory and distribution fees), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.
    (D)Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. ("UMBFS") as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2004, Green Century accrued fees of $87,254 and $71,884 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
    (E)Distribution Plan: The Trust has adopted a Distribution Plan (the "Plan") with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to UMB Distribution Services, LLC as distributor of shares of the Balanced
       Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended July 31, 2004, the Balanced Fund accrued and paid $161,272 to UMB Distribution Services, LLC for services provided pursuant to the Plan.

NOTE 3 -- Investment Transactions
   The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $51,362,055 and $74,747,250, respectively, for the year ended July 31, 2004.

                                      18

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (concluded)

   The Balanced Fund's activity in written options for the year ended July 31, 2004 was as follows:

                                                  PREMIUM  CONTRACTS
                                                 --------  ---------
            Options outstanding at July 31, 2003 $ 17,280     150
            Options written.....................   20,360     200
            Options exercised...................       --      --
            Options expired.....................       --      --
            Options closed......................  (17,280)   (150)
                                                 --------    ----
            Options outstanding at July 31, 2004 $ 20,360     200
                                                 ========    ====

   Additions and reductions in the Equity Fund's investment in the Index Portfolio aggregated $4,437,564 and $4,138,578, respectively, for the year ended July 31, 2004.
   The tax basis of the components of distributable net earnings (deficit) at July 31, 2004 were as follows:

                                                      BALANCED FUND EQUITY FUND
                                                      ------------- -----------
Undistributed ordinary income........................ $     24,807  $        --
Accumulated loss carryforwards.......................  (21,493,064)  (4,236,393)
Unrealized appreciation (depreciation) on investments     (200,186)     180,188
                                                      ------------  -----------
Distributable net deficit............................ $(21,668,443) $(4,056,205)
                                                      ============  ===========

   The Balanced and Equity Funds have accumulated capital loss carryforwards of $21,493,064 and $4,236,393, respectively, of which $12,122,834 and $0, respectively, expire in the year 2010, $9,370,230 and $3,849,815, respectively, expire in the year 2011 and $0 and $386,578, respectively, expire in the year 2012. To the extent that either Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. The Balanced Fund utilized $6,708,180 of its capital loss carryforwards during the year ended July 31, 2004.
   The tax character of distributions paid during the fiscal years ended July 31, 2004 and 2003 were as follows:

                               BALANCED FUND                EQUITY FUND
                        --------------------------- ---------------------------
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                        JULY 31, 2004 JULY 31, 2003 JULY 31, 2004 JULY 31, 2003
Ordinary income........   $480,216      $590,425       $26,089         --
Long-term capital gains         --            --            --         --

   For the year ended July 31, 2004, 22.56% of dividends paid from net investment income from the Balanced Fund qualified for the 70% dividends received deduction available to corporate shareholders. The Balanced and Equity Funds intend to designate the maximum amount allowable as qualified dividend income.

NOTE 4 -- Capital Share Transactions
   Capital share transactions for the Balanced Fund and the Equity Fund were as follows:

                                 BALANCED FUND                EQUITY FUND
                          --------------------------  --------------------------
                             FOR THE       FOR THE       FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          JULY 31, 2004 JULY 31, 2003 JULY 31, 2004 JULY 31, 2003
Shares sold..............   2,504,710     5,755,300      243,172       342,435
Reinvestment of dividends      29,281        52,169        1,396            --
Shares redeemed..........  (4,100,707)   (4,186,802)    (205,364)     (401,916)
                           ----------    ----------     --------      --------
                           (1,566,716)    1,620,667       39,204       (59,481)
                           ==========    ==========     ========      ========

                                      19

[LOGO] KPMG

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Green Century Funds:

   We have audited the accompanying statements of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (the "Funds"), each a series of the Green Century Funds, as of July 31, 2004, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. We have also audited the Green Century Balanced Fund's portfolio of investments, as of July 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by the Green Century Balanced Fund as of July 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund and the Green Century Equity Fund as of July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ KPMG LLP

Boston, Massachusetts
September 3, 2004

                                      20

Green Century Funds Trustees and Officers
   The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2004. Each Trustee and each Officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.
   The Trust's Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

                      POSITION(S) HELD                                                                  NUMBER OF
                       WITH THE TRUST                                                                   PORTFOLIOS
                       AND LENGTH OF                   PRINCIPAL OCCUPATION(S) DURING                    OVERSEEN
NAME, ADDRESS AND AGE   TIME SERVED               PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
Independent Trustees:
David J. Fine........  Trustee since   Proprietor, Law Offices of David J. Fine (since 2001); Partner,      2
3 Center Plaza             1991        Dangel & Fine LLP (from 1997 to 2001)
Suite 400
Boston, MA 02108
Age: 56

Stephen J. Morgan....  Trustee since   President, Citizens Conservation Services AMERESCO, Inc.             2
29 Temple Place            1991        (since 1995)
Suite 200
Boston, MA 02111
Age: 56

C. William Ryan......  Trustee since   Owner/Director, Brookline Tai Chi (since 1992)                       2
29 Temple Place            1991
Suite 200
Boston, MA 02111
Age: 49

James H. Starr.......  Trustee since   Attorney, Starr and Associates, PC (since 1982); County              2
29 Temple Place            1991        Commissioner, Gunnison County, CO (since 1999)
Suite 200
Boston, MA 02111
Age: 56

Interested Trustees:
Douglas M. Husid*....    President     Director, Goulston & Storrs, P.C. (since 1991)                       2
400 Atlantic Avenue     since 1997,
Boston, MA 02110       Trustee since
Age: 52                    1991

Douglas H. Phelps*...  Trustee since   President (1996 to 2003) and Director (since 1996), Green            2
1550 Larimer St. #216      1997        Century Capital Management, Inc.; Chairman, Fund for Public
Denver, CO 80202                       Interest Research (since 1982); President, Telefund, Inc. (since
Age: 57                                1988); President, Grassroots Campaigns, Inc. (since 2003).

Wendy Wendlandt*.....  Trustee since   Senior Staff, Fund for Public Interest Research, Center for          2
29 Temple Place            1991        Public Interest Research (since 1989).
Suite 200
Boston, MA 02111
Age: 42

Officers:
Kristina A. Curtis*..    Treasurer     Senior Vice President of Finance and Operations (since 2002),       Not
29 Temple Place         since 1991     Chief Operating Officer (1991 to 2002), Treasurer and Director   applicable
Suite 200                              (since 1991), Senior Vice President (since 1991), Green Century
Boston, MA 02111                       Capital Management, Inc.
Age: 51

Amy Perry Basseches*.  Secretary and   President (since 2003), Senior Vice President (2002 to 2003),       Not
29 Temple Place          Assistant     Secretary (2002 to 2003), and Director (since 2002), Green       applicable
Suite 200                Treasurer     Century Capital Management, Inc.; Hiring Director, Fund for
Boston, MA 02111        since 2003     Public Interest Research (since 1997).
Age: 39

                                      21

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2004

            ISSUER                           SHARES      VALUE
            Consumer Discretionary -- 13.8%
            American Greetings
             Corporation (a)................  15,700 $      366,124
            AutoZone, Inc. (a)..............  23,331      1,801,153
            Bandag, Inc.....................   2,400        107,160
            Bassett Furniture Industries....   3,000         57,300
            Black & Decker Corp.............  20,900      1,461,119
            Bob Evans Farms, Inc............   9,300        247,566
            Centex Corporation..............  33,800      1,433,796
            Champion Enterprises, Inc. (a)..  12,800        124,544
            Charming Shoppes, Inc. (a)......  29,400        215,796
            Circuit City Stores, Inc........  55,400        781,140
            Claire's Stores, Inc............  27,000        622,350
            Comcast Corporation (a)......... 374,858     10,271,109
            Cooper Tire and Rubber
             Company........................  18,800        440,860
            Dana Corporation................  39,500        761,955
            Darden Restaurants, Inc.........  44,200        942,786
            Delphi Automotive Systems
             Corporation.................... 152,500      1,450,275
            Disney (Walt) Company (The)..... 562,800     12,995,052
            Dollar General Corporation......  89,051      1,718,684
            Dow Jones & Company.............  17,400        737,412
            eBay Inc. (a)................... 180,286     14,121,802
            Emmis Communications
             Corporation (a)................  15,200        299,744
            Family Dollar Stores Inc........  47,000      1,309,420
            Fleetwood Enterprises, Inc. (a).   9,300        124,992
            Foot Locker, Inc................  39,200        882,000
            Gaiam, Inc. (a).................   2,200         12,980
            Gap Inc......................... 246,787      5,602,065
            Genuine Parts Company...........  47,600      1,795,948
            Harley-Davidson, Inc............  81,600      4,885,392
            Harman International Industries,
             Inc............................  18,620      1,596,293
            Hartmarx Corporation (a)........   8,500         64,090
            Home Depot, Inc. (The).......... 615,406     20,751,490
            Horton (D.R.), Inc..............  63,600      1,757,268
            Interface, Inc. (a).............  11,400         94,848
            Johnson Controls, Inc...........  52,700      2,974,915
            KB Home.........................  12,400        794,220
            Lee Enterprises, Inc............   9,200        428,260
            Leggett & Platt, Incorporated...  51,500      1,393,075
            Limited Brands.................. 130,338      2,664,109
            Liz Claiborne, Inc..............  30,000      1,085,700

         ISSUER                                 SHARES       VALUE
         Consumer Discretionary -- (continued)
         Lowe's Companies, Inc................   214,900 $   10,469,928
         Luby's, Inc. (a).....................     5,800         37,990
         Mattel, Inc..........................   114,385      2,004,025
         May Department Stores
          Company.............................    80,800      2,143,624
         Maytag Corporation...................    22,600        463,300
         McDonald's Corporation...............   345,100      9,490,250
         McGraw-Hill Companies................    52,800      3,963,168
         Media General, Inc...................     6,800        406,368
         Men's Wearhouse, Inc. (a)............    10,600        280,794
         Meredith Corporation.................    11,700        618,696
         Modine Manufacturing
          Company.............................     8,700        258,042
         New York Times Company...............    41,800      1,738,880
         Newell Rubbermaid, Inc...............    77,178      1,667,045
         Nordstrom, Inc.......................    38,700      1,698,930
         Omnicom Group, Inc...................    52,700      3,795,454
         Oshkosh B'Gosh, Inc..................     2,700         60,561
         Penney (J.C.) Company, Inc...........    75,900      3,036,000
         Pep Boys -- Manny, Moe & Jack........    14,000        289,800
         Phillips-Van Heusen
          Corporation.........................     7,200        136,584
         Pixar (a)............................    15,700      1,071,368
         Pulte Homes, Inc.....................    35,000      1,912,050
         Radio One, Inc. (a)..................     5,800         89,610
         RadioShack Corporation...............    44,300      1,238,185
         Reebok International Ltd.............    15,800        538,148
         Ruby Tuesday, Inc....................    19,200        554,688
         Russell Corporation..................     8,300        146,827
         Scholastic Corporation (a)...........     9,700        266,847
         Scripps (E.W.) Company (The).........    17,600      1,802,592
         Sears, Roebuck and Co................    58,800      2,156,784
         Snap-On Incorporated.................    15,050        483,256
         Spartan Motors, Inc..................     3,100         37,200
         Stanley Works........................    21,600        915,840
         Staples, Inc.........................   137,323      3,965,888
         Starbucks Corporation (a)............   109,300      5,132,728
         Stride Rite Corporation..............    10,800        112,320
         Target Corporation...................   251,300     10,956,680
         Timberland Company (The) (a).........     7,500        435,300
         Time Warner, Inc. (a)................ 1,204,500     20,054,925
         TJX Companies, Inc...................   135,200      3,173,144
         Toys 'R' Us, Inc. (a)................    60,520        996,159
         Tribune Company......................    91,056      3,865,327

                                      22

                    PORTFOLIO OF INVESTMENTS -- (continued)

                                 July 31, 2004

          ISSUER                                SHARES      VALUE
          Consumer Discretionary -- (continued)
          Tupperware Corporation...............  15,000 $      257,550
          Univision Communications,
           Inc. (a)............................  71,000      2,056,870
          Valassis Communications
           Inc. (a)............................  13,600        397,664
          Value Line, Inc......................   2,600         91,364
          VF Corporation.......................  30,400      1,520,304
          Visteon Corporation..................  34,000        349,520
          Washington Post Company..............   2,200      1,909,380
          Wendy's International, Inc...........  32,100      1,148,217
          Whirlpool Corporation................  18,500      1,155,141
                                                        --------------
                                                           210,526,107
                                                        --------------
          Consumer Staples -- 12.5%
          Alberto-Culver Company...............  24,450      1,139,859
          Albertson's, Inc..................... 102,700      2,504,853
          Avon Products, Inc................... 131,000      5,634,310
          Campbell Soup Company................ 114,100      2,919,819
          Church & Dwight Co., Inc.............  11,800        521,324
          Clorox Company.......................  58,500      2,911,545
          Coca-Cola Company.................... 668,900     29,337,954
          Colgate-Palmolive Company............ 145,700      7,751,240
          Costco Wholesale Corporation......... 126,330      5,136,578
          CVS Corporation...................... 108,900      4,559,643
          Estee Lauder Companies, Inc.
           (The)...............................  34,400      1,510,160
          General Mills Incorporated........... 103,900      4,665,110
          Gillette Company..................... 275,138     10,724,879
          Green Mountain Coffee, Inc. (a)......   1,800         33,210
          Hain Celestial Group, Inc.
           (The) (a)...........................   8,700        143,811
          Heinz (H.J.) Company.................  97,600      3,600,464
          Hershey Foods Corporation............  55,800      2,702,952
          Kellogg Company...................... 113,600      4,732,576
          Kimberly-Clark Corporation........... 138,364      8,864,981
          Kroger Company (a)................... 200,800      3,172,640
          Longs Drug Stores Corporation........   9,900        207,900
          McCormick & Company, Inc.............  33,800      1,209,026
          Nature's Sunshine Products, Inc......   4,200         62,496
          PepsiAmericas, Inc...................  39,000        732,030
          PepsiCo, Inc......................... 468,670     23,433,500
          Procter & Gamble Company............. 710,000     37,026,500
          Safeway Inc. (a)..................... 123,000      2,598,990
          Smucker (J.M.) Company...............  14,405        602,273

             ISSUER                          SHARES      VALUE
             Consumer Staples -- (continued)
             SUPERVALU, Inc.................  36,900 $    1,053,864
             Sysco Corporation.............. 174,900      6,025,305
             Tootsie Roll Industries, Inc...   9,649        282,716
             United Natural Foods, Inc. (a).  10,000        216,700
             Walgreen Company............... 282,700     10,290,280
             Whole Foods Market, Inc........  17,200      1,415,904
             Wild Oats Markets, Inc. (a)....   6,550         82,530
             Wrigley (Wm.) Jr. Company......  51,400      3,104,560
                                                     --------------
                                                        190,912,482
                                                     --------------
             Energy -- 1.6%
             Anadarko Petroleum
              Corporation...................  69,885      4,178,424
             Apache Corporation.............  89,924      4,184,164
             Cooper Cameron Corp. (a).......  15,600        797,004
             Devon Energy Corporation.......  65,772      4,570,496
             EOG Resources, Inc.............  31,200      1,982,760
             Helmerich & Payne, Inc.........  13,000        329,160
             Kinder Morgan, Inc.............  34,400      2,064,344
             Noble Energy, Inc..............  16,300        901,553
             Pioneer Natural Resources
              Company.......................  33,100      1,193,255
             Rowan Companies, Inc. (a)......  29,200        713,064
             Sunoco, Inc....................  21,100      1,438,387
             Williams Companies, Inc........ 140,900      1,711,935
                                                     --------------
                                                         24,064,546
                                                     --------------
             Financials -- 23.2%
             AFLAC, Inc..................... 141,300      5,601,132
             Allied Capital Corporation.....  36,100        889,865
             AMBAC Financial Group, Inc.....  29,900      2,126,189
             American Express Company....... 350,700     17,622,675
             American International Group,
              Inc........................... 716,576     50,626,095
             AmSouth Bancorporation.........  97,800      2,399,034
             Aon Corporation................  87,300      2,308,212
             Capital One Financial
              Corporation...................  66,300      4,595,916
             Cathay General Bancorp.........   6,495        435,230
             Charter One Financial, Inc.....  62,010      2,753,864
             Chittenden Corporation.........  10,576        359,267
             Chubb Corporation..............  52,100      3,583,438
             Cincinnati Financial
              Corporation...................  43,274      1,725,767

                                      23

                    PORTFOLIO OF INVESTMENTS -- (continued)

                                 July 31, 2004

           ISSUER                             SHARES      VALUE
           Financials -- (continued)
           Comerica Incorporated.............  47,100 $    2,753,937
           Edwards (A.G.), Inc...............  22,887        743,828
           Fannie Mae........................ 265,965     18,872,876
           Fifth Third Bancorp............... 155,911      7,695,767
           First Horizon National
            Corporation......................  34,400      1,491,240
           FirstFed Financial Corp. (a)......   4,500        203,895
           Franklin Resources, Inc...........  69,500      3,353,375
           Freddie Mac....................... 188,800     12,141,728
           GATX Corporation..................  12,600        321,048
           Golden West Financial.............  42,000      4,490,220
           GreenPoint Financial
            Corporation......................  36,900      1,499,247
           Hartford Financial Services Group
            (The)............................  80,300      5,227,530
           Heartland Financial USA, Inc......   4,200         75,978
           Janus Capital Group Inc...........  68,026        902,025
           Jefferson-Pilot Corporation.......  39,325      1,894,679
           KeyCorp........................... 113,400      3,422,412
           Lincoln National Corporation......  49,800      2,176,260
           Marsh & McLennan Companies,
            Inc.............................. 144,700      6,421,786
           MBIA, Inc.........................  39,200      2,116,016
           MBNA Corporation.................. 352,575      8,705,077
           Medallion Financial Corp..........   4,300         30,401
           Mellon Financial Corporation...... 115,600      3,176,688
           Merrill Lynch & Co., Inc.......... 262,760     13,064,427
           MGIC Investment Corporation.......  27,600      1,959,600
           Moody's Corporation...............  41,300      2,812,530
           Morgan (J.P.) Chase & Co.......... 978,712     36,535,319
           National City Corporation......... 189,900      6,931,350
           Northern Trust Corporation........  61,200      2,455,956
           PNC Financial Services Group......  76,900      3,891,140
           Progressive Corporation (The).....  59,800      4,581,876
           Providian Financial
            Corporation (a)..................  82,200      1,137,648
           Rouse Company.....................  28,500      1,390,800
           SAFECO Corporation................  37,600      1,769,456
           Schwab (Charles) Corporation...... 375,500      3,296,890
           SLM Corporation................... 121,400      4,603,488
           St. Paul Travelers Companies, Inc.
            (The)............................ 183,564      6,804,718
           State Street Corporation..........  92,400      3,955,644
           SunTrust Banks, Inc...............  77,700      5,124,315

            ISSUER                            SHARES      VALUE
            Financials -- (continued)
            Synovus Financial Corporation....  84,250 $    2,145,848
            U.S. Bancorp..................... 519,921     14,713,764
            UnumProvident Corporation........  80,900      1,290,355
            Wachovia Corporation............. 360,743     15,984,522
            Washington Mutual, Inc........... 239,104      9,277,235
            Wells Fargo & Company............ 463,406     26,604,138
            Wesco Financial Corporation......   1,900        666,899
                                                      --------------
                                                         353,740,615
                                                      --------------
            Health Care -- 12.8%
            Allergan, Inc....................  36,305      2,746,110
            Amgen, Inc. (a).................. 349,000     19,851,120
            Bard (C.R.), Inc.................  28,400      1,567,680
            Bausch & Lomb Incorporated.......  14,000        862,260
            Baxter International, Inc........ 168,100      5,054,767
            Becton Dickinson and Company.....  70,100      3,310,823
            Biogen Idec Inc. (a).............  93,950      5,637,000
            Biomet, Inc......................  71,100      3,127,689
            Boston Scientific Corporation (a) 230,900      8,834,234
            CIGNA Corporation................  39,300      2,436,993
            Cross Country Healthcare,
             Inc. (a)........................   8,600        128,312
            Forest Laboratories, Inc. (a).... 101,200      5,089,348
            Genzyme Corporation (a)..........  61,800      3,169,104
            Guidant Corporation..............  85,838      4,748,558
            Hillenbrand Industries, Inc......  17,000        965,430
            Humana, Inc. (a).................  42,900        776,919
            IMS Health, Inc..................  66,813      1,619,547
            Invacare Corporation.............   7,700        312,235
            Invitrogen Corporation (a).......  14,500        760,960
            Johnson & Johnson................ 815,470     45,071,027
            King Pharmaceuticals Inc. (a)....  66,200        747,398
            Manor Care, Inc..................  24,700        771,875
            McKesson HBOC, Inc...............  81,320      2,616,064
            MedImmune, Inc. (a)..............  69,800      1,608,192
            Medtronic, Inc................... 332,600     16,520,242
            Merck & Co., Inc................. 610,200     27,672,570
            Millipore Corporation (a)........  13,700        721,853
            Mylan Laboratories, Inc..........  75,475      1,118,540
            St. Jude Medical, Inc. (a).......  47,800      3,256,614
            Stryker Corporation.............. 110,500      5,268,640
            Synovis Life Technologies,
             Inc. (a)........................   2,600         23,816
            Thermo Electron Corporation (a)..  43,800      1,126,536

                                      24

                    PORTFOLIO OF INVESTMENTS -- (continued)

                                 July 31, 2004

            ISSUER                            SHARES      VALUE
            Health Care -- (continued)
            UnitedHealth Group
             Incorporated.................... 183,030 $   11,512,612
            Waters Corporation (a)...........  33,400      1,465,592
            Watson Pharmaceuticals (a).......  29,200        736,132
            Zimmer Holdings, Inc. (a)........  66,900      5,105,139
                                                      --------------
                                                         196,341,931
                                                      --------------
            Industrials -- 6.0%
            3M Company....................... 214,600     17,674,456
            Alaska Air Group, Inc. (a).......   6,900        143,727
            American Power Conversion........  53,600        809,360
            AMR Corporation (a)..............  44,400        374,292
            Apogee Enterprises, Inc..........   7,400         77,848
            Ault, Inc. (a)...................   1,200          3,612
            Avery Dennison Corporation.......  30,100      1,823,157
            Baldor Electric Company..........   8,800        201,344
            Banta Corporation................   6,550        260,101
            Brady Corporation................   5,500        248,600
            Bright Horizons Family Solutions,
             Inc. (a)........................   3,200        162,400
            CLARCOR, Inc.....................   6,450        283,800
            Cooper Industries, Inc...........  26,300      1,495,681
            CPI Corporation..................   2,100         28,182
            Cross (A.T.) Company (a).........   3,800         19,798
            Cummins, Inc.....................  12,100        840,103
            Deere & Company..................  68,100      4,277,361
            Delta Air Lines, Inc. (a)........  32,000        166,080
            Deluxe Corporation...............  13,100        577,055
            DeVry, Inc. (a)..................  18,100        420,825
            Donaldson Company, Inc...........  22,600        601,838
            Donnelley (R.R.) & Sons
             Company.........................  67,200      2,132,928
            Emerson Electric Company......... 116,700      7,083,690
            Fastenal Company.................  21,400      1,334,932
            FedEx Corporation................  82,200      6,730,536
            Gerber Scientific, Inc. (a)......   5,700         36,936
            Graco, Inc.......................  18,552        584,017
            Grainger (W.W.), Inc.............  24,500      1,297,275
            Granite Construction
             Incorporated....................  10,625        189,019
            Harland (John H.) Company........   7,600        215,156
            Herman Miller, Inc...............  19,300        517,240
            HNI Corporation..................  15,200        614,840
            Hubbell Incorporated.............  13,060        590,312

             ISSUER                           SHARES      VALUE
             Industrials -- (continued)
             Ikon Office Solutions...........  38,800 $     460,556
             Illinois Tool Works, Inc........  85,200     7,712,304
             Ionics, Inc. (a)................   6,200       167,648
             JetBlue Airways Corporation (a).  27,300       650,013
             Kadant Inc. (a).................   3,700        74,370
             Kansas City Southern Industries,
              Inc. (a).......................  15,700       229,534
             Kelly Services, Inc.............   8,475       229,927
             Lawson Products, Inc............   2,500        92,800
             Lincoln Electric Holdings, Inc..  11,000       374,110
             Masco Corporation............... 121,100     3,662,064
             Milacron, Inc. (a)..............   8,700        31,320
             Nordson Corporation.............  10,500       439,635
             Norfolk Southern Corporation.... 109,200     2,914,548
             Pitney Bowes, Inc...............  64,900     2,738,780
             Robert Half International, Inc..  48,400     1,346,488
             Ryder System, Inc...............  18,000       772,200
             Smith (A.O.) Corporation........   5,200       149,344
             Southwest Airlines Co........... 219,162     3,171,274
             SPX Corporation.................  20,830       852,989
             Standard Register Company.......   6,000        65,760
             Steelcase, Inc..................  15,500       202,275
             Tennant Company.................   2,300        84,985
             Thomas & Betts Corporation (a)..  15,100       397,130
             Thomas Industries, Inc..........   4,000       124,000
             Toro Company....................   6,400       419,200
             Trex Company, Inc. (a)..........   3,700       165,020
             United Parcel Service, Inc...... 157,933    11,364,858
             Yellow Roadway Corporation (a)..  12,480       543,004
                                                      -------------
                                                         91,252,637
                                                      -------------
             Information Technology -- 21.6%
             3Com Corporation (a)............ 103,000       507,790
             Adaptec, Inc. (a)...............  27,400       205,226
             ADC Telecommunications,
              Inc. (a)....................... 234,000       561,600
             Advanced Micro Devices, Inc. (a)  98,300     1,227,767
             Advent Software, Inc. (a).......   8,500       134,810
             Analog Devices, Inc............. 103,000     4,089,100
             Andrew Corporation (a)..........  43,800       475,230
             Apple Computer, Inc. (a)........ 103,200     3,337,488
             Applied Materials, Inc. (a)..... 465,200     7,894,444
             Arrow Electronics, Inc. (a).....  31,600       747,656
             Autodesk, Inc...................  32,000     1,286,400

                                      25

                    PORTFOLIO OF INVESTMENTS -- (continued)

                                 July 31, 2004

         ISSUER                                 SHARES       VALUE
         Information Technology -- (continued)
         Automatic Data Processing, Inc.......   162,974 $    6,841,649
         BMC Software, Inc. (a)...............    60,800        953,344
         Borland Software
          Corporation (a).....................    21,100        174,497
         CDW Corporation......................    23,400      1,504,620
         Ceridian Corporation (a).............    39,700        714,600
         Cisco Systems, Inc. (a).............. 1,857,230     38,741,818
         Coherent, Inc. (a)...................     7,700        202,626
         Compuware Corporation (a)............   109,800        542,412
         Dell Inc. (a)........................   694,800     24,644,556
         Dionex Corporation (a)...............     5,600        264,264
         Electronic Arts Inc. (a).............    82,700      4,145,751
         Electronic Data Systems
          Corporation.........................   133,700      2,470,776
         EMC Corporation (a)..................   669,100      7,340,027
         Entegris, Inc. (a)...................    19,000        169,100
         Hewlett-Packard Company..............   837,310     16,871,797
         Hutchinson Technology
          Incorporated (a)....................     6,500        144,755
         Imation Corporation..................     9,100        301,665
         Intel Corporation.................... 1,776,700     43,315,946
         Lexmark International Group,
          Inc. (a)............................    35,600      3,150,600
         LSI Logic Corporation (a)............   104,200        530,378
         Lucent Technologies, Inc. (a)........ 1,178,092      3,593,181
         Merix Corporation (a)................     3,750         38,475
         Micron Technology, Inc. (a)..........   169,400      2,291,982
         Microsoft Corporation................ 2,966,200     84,418,052
         Molex Incorporated...................    27,646        800,628
         National Semiconductor
          Corporation (a).....................    99,400      1,704,710
         Novell, Inc. (a).....................   108,100        739,404
         Novellus Systems, Inc. (a)...........    40,800      1,101,600
         palmOne, Inc. (a)....................    13,904        559,219
         Paychex, Inc.........................   104,600      3,212,266
         PeopleSoft, Inc. (a).................    98,600      1,776,772
         Plantronics Inc. (a).................    13,400        518,312
         QRS Corporation (a)..................     4,100         27,757
         Qualcomm, Inc........................   222,300     15,356,484
         Red Hat, Inc. (a)....................    47,200        808,064
         Sapient Corporation (a)..............    32,800        229,272
         Scientific-Atlanta, Inc..............    42,900      1,319,175
         Solectron Corporation (a)............   262,000      1,441,000
         Sun Microsystems, Inc. (a)...........   910,500      3,596,475

          ISSUER                                SHARES      VALUE
          Information Technology -- (continued)
          Symantec Corporation (a).............  86,200 $    4,030,712
          Tektronix, Inc.......................  22,600        687,040
          Tellabs, Inc. (a).................... 114,100      1,016,631
          Texas Instruments, Inc............... 477,500     10,185,075
          Xerox Corporation (a)................ 220,300      3,053,358
          Xilinx, Inc..........................  95,600      2,813,507
          Yahoo! Inc. (a)...................... 369,460     11,379,367
                                                        --------------
                                                           330,191,210
                                                        --------------
          Materials -- 1.6%
          Air Products & Chemicals, Inc........  63,100      3,265,425
          Airgas, Inc..........................  21,600        469,800
          Bemis Company, Inc...................  30,400        804,992
          Cabot Corporation....................  17,900        681,632
          Calgon Carbon Corporation............  10,100         63,933
          Caraustar Industries, Inc. (a).......   7,200        100,440
          Crown Holdings, Inc. (a).............  48,900        495,846
          Ecolab, Inc..........................  71,900      2,192,950
          Engelhard Corporation................  33,500        984,900
          Fuller (H.B.) Company................   7,300        195,129
          IMCO Recycling, Inc. (a).............   3,800         47,120
          Lubrizol Corporation.................  13,300        460,579
          MeadWestvaco Corp....................  56,712      1,693,420
          Minerals Technologies, Inc...........   5,300        296,111
          Nucor Corporation....................  21,250      1,777,563
          Praxair, Inc.........................  90,200      3,558,390
          Rock-Tenn Company....................   9,000        127,530
          Rohm & Haas Company..................  60,587      2,375,010
          Sealed Air Corporation (a)...........  23,000      1,091,120
          Sigma-Aldrich Corporation............  18,600      1,068,384
          Sonoco Products Company..............  25,445        659,280
          Valspar Corporation..................  13,400        656,600
          Wausau-Mosinee Paper
           Corporation.........................  15,700        243,978
          Wellman, Inc.........................   8,200         57,728
          Worthington Industries, Inc..........  22,200        454,656
                                                        --------------
                                                            23,822,516
                                                        --------------
          Telecommunication Services -- 5.8%
          AT&T Corporation..................... 219,216      3,310,162
          AT&T Wireless Services, Inc. (a)..... 747,587     10,795,156
          BellSouth Corporation................ 504,700     13,672,323
          Citizens Communications
           Company (a).........................  77,367      1,114,085

                                      26

                    PORTFOLIO OF INVESTMENTS -- (concluded)

                                 July 31, 2004

               ISSUER                          SHARES        VALUE
               Telecommunication Services -- (continued)
               SBC Communications, Inc........ 909,228   $   23,039,837
               Sprint Corp. -- FON Group...... 368,800        6,889,184
               Telephone and Data Systems,
                Inc...........................  14,500        1,100,550
               Verizon Communications......... 760,722       29,318,226
                                                         --------------
                                                             89,239,523
                                                         --------------
               Utilities -- 0.7%
               AGL Resources, Inc.............  16,600          490,530
               Cascade Natural Gas
                Corporation...................   2,900           58,261
               Cleco Corporation..............  12,200          210,450
               Energen Corporation............   9,700          459,295
               Equitable Resources, Inc.......  16,300          835,864
               IDACORP, Inc...................   9,700          266,750
               KeySpan Corporation............  42,900        1,543,971
               MGE Energy, Inc................   4,400          138,732
               National Fuel Gas Company......  21,800          556,772
               NICOR, Inc.....................  11,400          377,454
               NiSource, Inc..................  73,647        1,524,493
               Northwest Natural Gas
                Company.......................   6,500          190,970
               OGE Energy Corporation.........  22,900          569,981
               Peoples Energy Corporation.....  10,900          425,100
               Pepco Holdings, Inc............  47,500          855,000

               ISSUER                       SHARES     VALUE
               Utilities -- (continued)
               Questar Corporation......... 23,100 $      946,638
               Southern Union Company (a).. 19,244        383,148
               WGL Holdings................ 12,600        345,744
                                                   --------------
                                                       10,179,153
                                                   --------------
               TOTAL INVESTMENTS -- 99.6%
                 (Cost $1,462,322,071) (b).        $1,520,270,720
               Other Assets, Less
                Liabilities -- 0.4%........             6,642,951
                                                   --------------
               NET ASSETS --  100.0%.......        $1,526,913,671
                                                   ==============

--------
(a)Non-income producing security.
(b)The aggregate cost for federal income tax purposes is $1,555,258,565, the aggregate gross unrealized appreciation is $215,610,984, and the aggregate gross unrealized depreciation is $250,598,829, resulting in net unrealized depreciation of $34,987,845.

   Copyright in the Domini 400 Social Index/SM/ is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

                       See Notes to Financial Statements

                                      27

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2004

    ASSETS:
    Investments at value (Cost $1,462,322,071).............. $1,520,270,720
    Cash....................................................      7,963,233
    Receivable for securities sold..........................      8,110,892
    Dividends receivable....................................      2,209,215
                                                             --------------
       Total assets.........................................  1,538,554,060
                                                             --------------
    LIABILITIES:
    Payable for securities purchased........................     11,249,863
    Management fee payable (Note 2).........................        260,033
    Other accrued expenses..................................        130,493
                                                             --------------
       Total liabilities....................................     11,640,389
                                                             --------------
    NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS $1,526,913,671
                                                             ==============

                            STATEMENT OF OPERATIONS

                           Year ended July 31, 2004

INVESTMENT INCOME
Dividends...........................................................                $ 21,997,546
EXPENSES
Management fee (Note 2)............................................. $   2,951,753
Custody fees (Note 3)...............................................       254,250
Professional fees...................................................       150,922
Trustees fees.......................................................        47,212
Miscellaneous.......................................................       189,513
                                                                     -------------
Total expenses......................................................     3,593,650
   Fees paid indirectly (Note 3)....................................       (52,887)
                                                                     -------------
      Net expenses..................................................                   3,540,763
                                                                                    ------------
NET INVESTMENT INCOME...............................................                  18,456,783
NET REALIZED LOSS ON INVESTMENTS
Proceeds from sales................................................. $ 110,460,836
Cost of securities sold.............................................  (132,838,984)
                                                                     -------------
Net realized loss on investments....................................                 (22,378,148)
NET CHANGES IN UNREALIZED APPRECIATION/(DEPRECIATION) OF INVESTMENTS
   Beginning of period.............................................. $(104,903,844)
   End of period....................................................    57,948,649
                                                                     -------------
      Net change in unrealized appreciation.........................                 162,852,493
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................                $158,931,128
                                                                                    ============

                       See Notes to Financial Statements

                                      28

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                               JULY 31, 2004   JULY 31, 2003
INCREASE IN NET ASSETS
From Operations:
  Net investment income...................................................................... $   18,456,783  $   15,767,885
  Net realized loss on investments...........................................................    (22,378,148)   (118,701,110)
  Net change in unrealized appreciation of investments.......................................    162,852,493     242,621,915
                                                                                              --------------  --------------
  Net Increase in Net Assets Resulting from Operations.......................................    158,931,128     139,688,690
                                                                                              --------------  --------------
Transactions In Investors' Beneficial Interest:
  Additions..................................................................................    318,907,730     249,027,799
  Reductions.................................................................................   (269,267,844)   (309,700,811)
                                                                                              --------------  --------------
  Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests.     49,639,886     (60,673,012)
                                                                                              --------------  --------------
Total Increase in Net Assets.................................................................    208,571,014      79,015,678
NET ASSETS:
  Beginning of period........................................................................  1,318,342,657   1,239,326,979
                                                                                              --------------  --------------
  End of period.............................................................................. $1,526,913,671  $1,318,342,657
                                                                                              ==============  ==============

                             FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JULY 31,
                                                     -------------------------------------------------------
                                                        2004        2003         2002        2001         2000
Net assets (in millions)............................ $1,527     $1,318        $ 1,239     $ 1,729     $1,974
Total return........................................  12.01%     12.13%        (22.71)%    (17.28)%     8.94%
Ratio of net investment income to average net assets
 (annualized).......................................   1.25%      1.32%          1.02%       0.78%      0.70%
Ratio of expenses to average net assets (annualized)   0.24%(2)   0.23%(1)(2)    0.22%(2)    0.22%(2)   0.24%(1)(2)
Portfolio turnover rate.............................      8%         8%            13%         19%         9%

(1)Reflects an expense reimbursement and fee waiver by the Manager of 0.01% and 0.002% for the years ended July 31, 2003 and 2000, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24% and 0.24% for the years ended July 31, 2003 and 2000, respectively.
(2)Ratio of expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.24%, 0.23%, 0.22%, 0.21%, and 0.21%, for the years ended July 31, 2004,
   2003, 2002, 2001, and 2000, respectively.

                       See Notes to Financial Statements

                                      29

                         DOMINI SOCIAL INDEX PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 2004

NOTE 1 -- Organization and Significant Accounting Policies
   Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,/SM/ which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.
    (A)Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (NOCP). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.
    (B)Dividend Income.  Dividend income is recorded on the ex-dividend date.
    (C)Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.
    (D)Other. Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2 -- Transactions With Affiliates
    (A)Manager. Domini Social Investments LLC (Domini) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.
    (B)Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index./SM/ The Index's composition is determined by KLD Research & Analytics, Inc.

NOTE 3 -- Investment Transactions
   For the year ended July 31, 2004, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $178,900,308 and $110,460,836, respectively. For the year ended July 31, 2004, custody fees of the Portfolio were reduced by $52,887, which was compensation for uninvested cash left on deposit with the custodian.

                                      30

[LOGO] KPMG

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Investors
Domini Social Index Portfolio:

   We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ KPMG LLP

Boston, Massachusetts
September 3, 2004

                                      31

Trustees and Officers
   The following table presents information about each Trustee and each Officer of the Domini Social Index Portfolio as of July 31, 2004. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. Each Trustee and each Officer of the Portfolio noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. The Portfolio does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                              THE DOMINI
                        POSITION(S) HELD                                                       FAMILY OF
                       WITH THE PORTFOLIO,                                                       FUNDS
                          AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST           OVERSEEN
     NAME AND AGE          TIME SERVED           5 YEARS AND OTHER DIRECTORSHIPS HELD         BY TRUSTEE
----------------------------------------------------------------------------------------------------------
Interested Trustee and Officer:
Amy L. Domini*........   Chair, Trustee,   President and CEO (since 2002) and Manager              4
(54)                      and President    (since 1997), Domini Social Investments LLC;
                           since 1990      Manager, DSIL Investment Services LLC (since
                                           1998); Board Member, Progressive Government
                                           Institute (nonprofit education on executive
                                           branch of the federal government) (since 2003);
                                           Board Member, Financial Markets Center
                                           (nonprofit financial markets research and
                                           education resources provider) (since 2002);
                                           Trustee, New England Quarterly (periodical)
                                           (since 1998); Board Member, Social Investment
                                           Forum (trade organization) (1995-1999); Trustee,
                                           Episcopal Church Pension Fund (since 1994);
                                           CEO, Secretary, and Treasurer, KLD Research &
                                           Analytics, Inc. (social research provider) (1990-
                                           2000); Private Trustee, Loring, Wolcott &
                                           Coolidge Office (fiduciary) (since 1987).

Disinterested Trustees:
Julia Elizabeth Harris    Trustee since    Director and President, Alpha Global Solutions,         4
(56)                          1999         LLC (agribusiness) (since 2004); Trustee,
                                           Fiduciary Trust Company (financial institution)
                                           (since 2001); Director and Treasurer, Boom
                                           Times, Inc. (membership organization) (1997-
                                           1999); Vice President, UNC Partners, Inc.
                                           (financial management) (since 1990).

                                      32

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                         THE DOMINI
                   POSITION(S) HELD                                                       FAMILY OF
                  WITH THE PORTFOLIO,                                                       FUNDS
                     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST           OVERSEEN
  NAME AND AGE        TIME SERVED           5 YEARS AND OTHER DIRECTORSHIPS HELD         BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Kirsten S. Moy...    Trustee since    Board Member, Community Reinvestment Fund               4
(57)                     1999         (since 2003); Director, Economic Opportunities
                                      Program, The Aspen Institute (research and
                                      education) (since 2001); Group Leader, Financial
                                      Innovations Roundtable (research) (2000-2001);
                                      Member, Board of Overseers, Graduate Program
                                      in Community Development at Southern New
                                      Hampshire University (1999-2002); Consultant
                                      on Social Investments, Equitable Life/AXA
                                      (1998-2001); Project Director, Community
                                      Development Innovation and Infrastructure
                                      Initiative (research) (1998-2001).

William C. Osborn    Trustee since    Manager, Massachusetts Green Energy Fund                4
(60)                     1997         Management 1, LLC (venture capital) (since
                                      2004); Manager, Commons Capital Management
                                      LLC (venture capital) (since 2000); Special
                                      Partner/Consultant, Arete Corporation (venture
                                      capital) (1999-2004); Director, World Power
                                      Technologies, Inc. (power equipment
                                      production) (since 1999); Director, Investors'
                                      Circle (socially responsible investor network)
                                      (since 1999); Principal/Manager, Venture
                                      Investment Management Company LLC
                                      (venture capital) (1996-1999).

Karen Paul.......    Trustee since    Visiting Professor, Escuela Graduado                    4
(59)                     1997         Administracion Direccion Empresas, Instituto
                                      Tecnologico y de Estudios Superiores de
                                      Monterrey (2004); Professor, Catholic University
                                      of Bolivia (2003); Fulbright Fellow, U.S.
                                      Department of State (2003); Partner, Trinity
                                      Industrial Technology (1997-2002); Executive
                                      Director, Center for Management in the
                                      Americas (1997-2002); Professor of Management
                                      and International Business, Florida International
                                      University (since 1990).

                                      33

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                          THE DOMINI
                    POSITION(S) HELD                                                       FAMILY OF
                   WITH THE PORTFOLIO,                                                       FUNDS
                      AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST           OVERSEEN
   NAME AND AGE        TIME SERVED           5 YEARS AND OTHER DIRECTORSHIPS HELD         BY TRUSTEE
------------------------------------------------------------------------------------------------------
Gregory A. Ratliff    Trustee since    Community Investment Consultant (self-                  4
(44)                      1999         employment) (since 2002); Senior Fellow, The
                                       Aspen Institute (research and education) (2002);
                                       Director, Economic Opportunity, John D. and
                                       Catherine T. MacArthur Foundation (1997-
                                       2002).

John L. Shields...    Trustee since    Advisory Board Member, Vestmark, Inc.                   4
(51)                      2004         (software company) (since 2003); Managing
                                       Principal, Shields Smith & Webber LLC
                                       (management consulting firm) (since 2002);
                                       President and CEO, Citizens Advisers, Inc.
                                       (1998-2002); President and CEO, Citizens
                                       Securities, Inc. (1998-2002); President and
                                       Trustee, Citizens Funds (1998-2002).

Frederick C.          Trustee since    President's Advisory Board, Salve Regina                4
  Williamson, Sr..        1990         University, Newport, R.I. (since 1999); Board
(88)                                   Member, Preserve Rhode Island (nonprofit
                                       preservation) (since 1999); Board of Directors,
                                       Grow Smart Rhode Island (nonprofit state
                                       planning) (since 1998); Advisor, National Parks
                                       and Conservation Association (1997-2001);
                                       Chairman, Rhode Island Historical Preservation
                                       and Heritage Commission (state government)
                                       (since 1995); Treasurer and Trustee, RIGHA
                                       Foundation (charitable foundation supporting
                                       healthcare needs) (since 1994); Trustee, National
                                       Park Trust (nonprofit land acquisition) (since
                                       1983); Trustee, Rhode Island Black Heritage
                                       Society (nonprofit education) (since 1974); State
                                       Historic Preservation Officer (state government)
                                       (since 1969).

Officers:
Elizabeth L.         Secretary since   Chief Compliance Officer (since 2004) and              N/A
  Belanger*.......        2004         Director of Compliance (since 2003), Domini
(32)                                   Social Investments LLC; Associate, Bingham
                                       McCutchen LLP (law firm) (1997-2003).

                                      34

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                         THE DOMINI
                   POSITION(S) HELD                                                       FAMILY OF
                  WITH THE PORTFOLIO,                                                       FUNDS
                     AND LENGTH OF          PRINCIPAL OCCUPATION(S) DURING PAST           OVERSEEN
  NAME AND AGE        TIME SERVED           5 YEARS AND OTHER DIRECTORSHIPS HELD         BY TRUSTEE
-----------------------------------------------------------------------------------------------------
Adam M.               Chief Legal     General Counsel and Director of Shareholder            N/A
  Kanzer*........    Officer since    Advocacy, Domini Social Investments LLC
(38)                     2003         (since 1998).

Carole M. Laible*   Treasurer since   Chief Operating Officer (since 2002) and               N/A
(40)                     1997         Financial/Compliance Officer (1997-2003),
                                      Domini Social Investments LLC; President and
                                      CEO (since 2002), Chief Compliance Officer
                                      (since 2001), Chief Financial Officer, Secretary,
                                      and Treasurer (since 1998), DSIL Investment
                                      Services LLC.

Steven D.           Vice President    Chief Investment Officer (since 2003) and              N/A
  Lydenberg*.....     since 1990      Member (since 1997), Domini Social
(58)                                  Investments LLC; Director (1990-2003) and
                                      Director of Research (1990-2001), KLD Research
                                      & Analytics, Inc. (social research provider).

   The Portfolio's Registration Statement includes additional information about the Trustees and is available, without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

                                      35

                                                                  Annual Report


INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN
www.greencentury.com
email: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
99 High Street
Boston, MA 02110

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln street
Boston, MA 02111

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110

[LOGO] Green Century Funds
                                                                  July 31, 2004

                                                                  Balanced Fund
--------------------------------------------------------------------------------
                                                                         Equity
                                                                           Fund
        [LOGO] Green Century Funds
    An investment for your future.
Printed on recycled paper with soy-based ink.

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a Code of Ethics applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

(b) During the period covered by this report, there were not any amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the Code of Ethics referred to in
       Item 2(a) above.

(d) A copy of the registrant's Code of Ethics referred to in Item 2(a) above is filed as Exhibit 11(a)(1) to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board's audit committee, qualifies as an "audit committee financial expert" as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is "independent" as that term is defined in the instructions to Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.
            For the fiscal year ended 7/31/04:  $18,750.00
            For the fiscal year ended 7/31/03:  $17,750.00

(b) Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
       (a) of this item.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.
            For the fiscal year ended 7/31/04:  $6,600.00
            For the fiscal year ended 7/31/03:  $6,250.00

(d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1) The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds' auditor to the Funds' investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)   One hundred percent of the services described in each of paragraphs
         (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
            For the fiscal year ended 7/31/04:  $6,600.00
            For the fiscal year ended 7/31/03:  $6,250.00

(h)      Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the registrant's Board of Trustees will consider nominations for Trustees recommended by shareholders. As disclosed in the registrant's Statement of Additional Information, shareholders may submit recommendations in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc., 29 Temple Place, Suite 200, Boston, MA 02111.

ITEM 10. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the "Disclosure Controls") as of a date within 90 days of the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer has concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)   Code of Ethics attached hereto.

(a)(2) Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds
-------------------

/s/ Kristina A. Curtis
-----------------------
Kristina A. Curtis
Chief Executive Officer
October 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
---------------------------
Kristina A. Curtis
Principal Executive Officer
October 5, 2004

/s/ Kristina A. Curtis
---------------------------
Kristina A. Curtis
Treasurer and Principal Financial Officer
October 5, 2004